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                                 EXHIBIT I

                      Amended Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement of Schedule 13D (including amendments thereto) with respect to the Depositary Units of American Real Estate Partners, L.P. and further agree that this Amended Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this ___ day of July, 1994.


                                    AMERICAN PROPERTY INVESTORS, INC.

                                    By: /s/Carl C. Icahn
                                        Carl C. Icahn, Chairman of the Board


                                    UNICORN ASSOCIATES CORPORATION

                                    By: /s/Edward E. Mattner
                                        Edward E. Mattner, President
                                         and Treasurer


                                    ACF INDUSTRIES, INCORPORATED

                                    By: /s/Carl C. Icahn
                                        Carl C. Icahn, Chairman of the Board


                                    ACF INDUSTRIES HOLDING CORP.

                                    By: /s/Carl C. Icahn_
                                        Carl C. Icahn, Chairman of the Board





[Signature Page for Joint Filing Agreement:  Schedule 13D, Amendment No. 6]

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                                    HIGHCREST INVESTORS CORP.

                                    By:/s/Carl C. Icahn
                                        Carl C. Icahn, Chairman of the Board
                                         and President


                                    HOLDING CORPORATION

                                    By:/s/Carl C. Icahn
                                        Carl C. Icahn, President


                                    CARL C. ICAHN

                                    By:/s/Carl C. Icahn
                                        Carl C. Icahn




  [Signature Page for Joint Filing Agreement:  Schedule 13D, Amendment No. 6]